UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      February 27, 2007 (February 23, 2007)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                       0-20632                 43-1175538
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material pursuant  to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

ITEM 8.01  OTHER EVENTS...................................................   1

SIGNATURE.................................................................   2

ITEM 8.01  OTHER EVENTS.

        On February 23, 2007, First Banks, Inc. ("First Banks" or the "Company") entered into a Purchase Agreement regarding the issuance of variable rate trust preferred securities by First Bank Statutory Trust VIII, a newly formed Delaware statutory trust affiliate of the Company ("FBST VIII"). Subject to the terms of the Purchase Agreement, on February 23, 2007, FBST VIII issued 25,000 variable rate trust preferred securities at $1,000 per security in a private placement, and issued 774 common securities to First Banks at $1,000 per security. First Banks owns all of the common securities of FBST VIII. The gross proceeds of the offering were used by FBST VIII to purchase $25.8 million of variable rate subordinated debentures from First Banks, maturing on March 30, 2037. The maturity date of the subordinated debentures may be shortened, at the option of First Banks, to a date not earlier than March 30, 2012, if certain conditions are met. The subordinated debentures are the sole asset of FBST VIII. In connection with the issuance of the FBST VIII preferred securities, First Banks made certain guarantees and commitments that, in the aggregate, constitute a full and unconditional guarantee by First Banks of the obligations of FBST VIII under the FBST VIII preferred securities. Proceeds from the issuance of the subordinated debentures to FBST VIII, net of offering expenses, were $25.8 million. The distribution rate on the FBST VIII preferred securities is equivalent to the three-month London Interbank Offering Rate plus 161.0 basis points, and will be payable quarterly in arrears beginning March 30, 2007. First Banks intends to use the proceeds from the issuance of the subordinated debentures to FBST VIII for the pending acquisition of Royal Oaks Bancshares, Inc., which is scheduled to close on February 28, 2007, as well as for general corporate purposes.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST BANKS, INC.



Date:  February 27, 2007                      By:    /s/ Allen H. Blake
                                                     ---------------------------
                                                         Allen H. Blake
                                                         President and
                                                         Chief Executive Officer